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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JULY 12, 2001
                                                           -------------


                             UNITED AUTO GROUP, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)






              DELAWARE                      1-12297                     22-3086739
              --------                      -------                     ----------
  (State or Other Jurisdiction of   (Commission File Number)   (IRS Employer Identification
           Incorporation)                                                Number)


       13400 OUTER DRIVE WEST                                             48239
       ----------------------                                             -----
            DETROIT, MI                                            (Including Zip Code)
            -----------
  (Address of Principal Executive
              Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated July 12, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

On July 12, 2001, United Auto Group, Inc. issued a press release announcing that it will host a conference call discussing financial results for its second quarter 2001 on Tuesday, July 24th, at 2 p.m. ET/1 p.m. CT/12 p.m. MT/11 a.m. PT. The call will follow the release earlier that morning of second quarter 2001 earnings for United Auto Group. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     July 13, 2001                    UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                -------------------------------
                                                     ROBERT H. KURNICK, JR.
                                            Its:     EXECUTIVE VICE PRESIDENT


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                                  EXHIBIT INDEX

  EXHIBIT                    DESCRIPTION OF EXHIBIT            SEQUENTIAL PAGE
  NUMBER                                                           NUMBER

EXHIBIT 99.1                 Press Release of United
                             Auto Group, Inc., dated July
                             12, 2001